Exhibit 10.17

AMENDMENT TO THE DISTRIBUTION AGREEMENT

By this private instrument:

On the one part,

I) EDITORA ÁTICA S.A., a joint-stock company with its principal place of business at Avenida das Nações Unidas, 7221, 3rd floor, sector A, Pinheiros, Postal Code 05.425-902, in the City of São Paulo, State of São Paulo, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF) under No. 61.259.958/0001-96, EDITORA SCIPIONE S.A., a joint-stock company with its principal place of business at Avenida das Nações Unidas, 7221, 1st floor, sector D, Pinheiros, Postal Code 05425-902, in the City of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. 44.127.355/0001-11, and SARAIVA EDUCAÇÃO S.A., a joint-stock company with its principal place of business at Rodovia Presidente Dutra, km 136, block 4, module 5, Eugênio de Melo, Postal Code 12247-004, in the City of São José dos Campos, State of São Paulo, enrolled with the CNPJ/MF under No. 50.268.838/0001-39, herein represented in the form of their By-Laws, hereinafter jointly referred to simply as “PUBLISHING HOUSE”:

and, on the other part,

II) SAMPAIO E OLIVEIRA DISTRIBUIDORA DE LIVROS LTDA., a private company with its principal place of business at AVENIDA FILOMENO GOMES, 670—JACARECANGA, FORTALEZA/CE, Postal Code: 60010-281, enrolled with the CNPJ/MF under No. 22.534.185/0001-57, herein represented in the form of its Articles of Association, hereinafter simply referred to as “DISTRIBUTOR”.

the PUBLISHING COMPANY and the DISTRIBUTOR are hereinafter jointly referred to as “Parties” and individually and indistinctly as “Party”.

WHEREAS:

A) the PUBLISHING HOUSE and the DISTRIBUTOR executed, on August 1st, 2018, the Distribution Agreement (“Agreement”), for distribution, by the DISTRIBUTOR, of the PUBLISHING HOUSE’s Products in the Area of Operation encompassed by all municipalities of the State of Ceará;

B) the term of the Agreement shall end on July 31, 2019, and therefore the Parties mutually agree to extend the term for another year, from August 1st, 2019 to July 31, 2020.

NOW, THEREFORE, the Parties resolve to execute this Amendment to the Agreement (“Amendment”), which shall be governed by the following terms and conditions they mutually agree, as follows:

SECTION I- TERM

1.1. By means of this Amendment, the Parties agree to renew the term of the Agreement for another year, as from August 1st, 2019.

SECTION II—AMENDMENT TO THE SECTION ON THE SUBJECT MATTER AND EXHIBIT I

2.1. The Parties mutually resolve to amend item 1.1.2, for it to read with the following wording:

“1.1.2. During effectiveness of this Agreement, the Product catalogue, which is contained in Exhibit I attached hereto, may be amended at any time, at the sole discretion of the PUBLISHING HOUSE, or the inclusion or exclusion of Products, upon change of the Product in the distributor portal. The new catalogue may be consulted by means of the electronic address http://portaldodistribuidor.abrileducacao.com.br, which contains the entire portfolio of the publishing houses and which shall be effective immediately, substituting the previous catalogue(s) and becoming an integral part of the Agreement as the new Exhibit I.”

2.2. The Parties resolve to amend item 1.3.2, for it to read with the following wording:

“1.3.2. In consideration for the prohibition set forth in Section 1.3., item (ii) above, the DISTRIBUTOR shall be entitled to receive amounts corresponding to four percent (4%) of the total amount of the net sales of Products made by the PUBLISHING HOUSE under the Partnership Agreement in question, to be paid under the same conditions and within the same terms set forth in the Partnership Agreement, it being understood that any payment to the DISTRIBUTOR shall be conditional upon actual receipt of the respective consideration by the PUBLISHING HOUSE from the respective school. The amounts set forth in this Section 1.3.2. shall only be deemed due in the event that this Distribution Agreement is in effect at the time of the payment received by the PUBLISHING HOUSE.”

SECTION III—INCLUSION OF NEW CONDITIONS IN THE RETURN OF THE PRODUCTS

3.1. The Parties mutually resolve to include item 2.6.4, which shall read with the following wording:

“2.6.4. The returns set forth in item 2.6.1 of the base order shall have an additional percentage of six percent (6%) for the collections / works listed in Exhibit III – List of the works/collections for additional return of order, which are attached to this amendment, acquired in the period of the base order, I and II phases, provided the amount of the net financial target is reached.”

SECTION IV- INCLUSION OF OTHER CONDITIONS IN THE SECTION ON PRICE AND PAYMENT CONDITIONS

4.1 The Parties resolve to include the items specified below in Section Three of the Agreement, which shall read with the following wording:

“3.6. Based on article 290 of the Civil Code, the DISTRIBUTOR represents to be expressly aware that the credits originating from this Agreement may be subject to credit assignment, irrespective of prior consent.

3.7. In the event of late payment in excess of thirty (30) days as from the maturity date, the PUBLISHING HOUSE is hereby authorized to act as follows: to issue against the DISTRIBUTOR the applicable credit instruments, to make the collection by the means set forth in the common applicable law, to send the overdue bank bill to the Protest Office, to include the DISTRIBUTOR’s name in legally created credit protection records or services—SCPC Boa Vista/SPC/SERASA

3.8. Any forbearance by the PUBLISHING HOUSE with respect to possible violations committed by the DISTRIBUTOR, as well as failure by the PUBLISHING HOUSE to exercise any right or prerogative granted to it under this Agreement shall neither result in an amendment to this Agreement nor in a change in or wavier of said rights or prerogatives, which may be exercised at any time.

3.9. In the event of late payment in excess of thirty (30) days as from the maturity date, the DISTRIBUTOR is hereby authorized to act as follows: to suspend any sales to the DISTRIBUTOR, to cancel purchase orders and to suspend the delivery of bonus.

3.10. The obligations originating from this Agreement are binding upon the Parties, their successors and assignees on any account.

3.11. In case the PUBLISHING HOUSE is required to resort to the courts to exercise its rights set forth in this Agreement, the DISTRIBUTOR shall further incur all costs, procedural expenses and attorneys’ fees.”

SECTION V—EXCLUSION OF THE MINIMUM STOCK SET FORTH IN SECTION FOUR

5.1. The Parties mutually resolve to exclude item 4.1 (i) and to substitute Exhibit III—Minimum Stock, as specified in section 3.1 above, and therefore section 4.1 shall now read as follows:

“4.1 The DISTRIBUTOR hereby accepts, agrees and commits, under penalty of termination of the Agreement pursuant to the provisions of Section 9.4, without prejudice to the other applicable penalties, to: (i) make a purchase order in a minimum quantity for the supply of previous stock of Products for the subsequent school period, in all its phases, which shall be mandatory and not conditional upon the volume existing in the DISTRIBUTOR’s stock, the total amount of which shall be calculated based on the parameters set forth in Exhibit IV to this Agreement (“Base Order”), which is attached hereto; and (iii) acquire the new Products launched by the Publishing House, in the quantities and in accordance with the instructions set forth in Exhibit VII (“Novelty Share”) attached hereto.”

5.2. The Parties mutually resolve to exclude the minimum stock of item 4.2, and therefore section 4.2 shall now read as follows:

“4.2 In addition to the obligations relating to Base Order and Novelty Share set forth in Section 4.1. above, of Exhibit VII, the DISTRIBUTOR hereby agrees to reach and achieve the targets mutually agreed between the Parties (“Targets”), which shall be disclosed by the PUBLISHING HOUSE after the end of the current commercial year, consistently with the definition of the school lists and market dimensioning, considering the total number of students of each region.”

SECTION VI—SUBSTITUTION OF EXHIBITS

6.1. The Parties resolve to substitute the following Exhibits: Exhibit IV—Base Order, Exhibit V—Area of Operation and Exhibit VI—Somos Code of Conduct, according to the documents attached to this amendment.

SECTION VII—AMENDMENT TO THE FINAL PROVISIONS

7.1. The Parties resolve to amend item 14.2 of the Agreement for it to read with the following wording:

“14.2. Irrespective of the provisions of Section 14.1 above, the PUBLISHING HOUSE may assign or transfer, in any form, wholly or in part, the rights or obligations set forth in the Agreement to any company of its economic group, or promote the corporate restructuring within the economic group, without the need for prior authorization by the DISTRIBUTOR.”

SECTION VIII—GENERAL PROVISIONS

8.1. All other clauses and conditions of the Agreement not expressly modified by means of this Amendment remain unchanged.

IN WITNESS WHEREOF, the Parties sign this Amendment to the Agreement in two (2) counterparts of same contents and form, in the presence of two (2) witnesses, for the production of all legal effects.

São Paulo, August 1st, 2019. EDITORA ÁTICA S.A.

(sgd)	(sgd)
By: Alex Miyazaki	By: Volnei Korzenieski
Title: Identity Card (RG): [****]	Title: Identity Card (RG): [****]

EDITORA SCIPIONE S.A.

(sgd)	(sgd)
By: Alex Miyazaki	By: Volnei Korzenieski
Title: Identity Card (RG): [****]	Title: Identity Card (RG): [****]

SARAIVA EDUCAÇÃO S.A.

(sgd)	(sgd)
By: Alex Miyazaki	By: Volnei Korzenieski
Title: Identity Card (RG): [****]	Title: Identity Card (RG): [****]

SAMPAIO E OLIVEIRA DISTRIBUIDORA DE LIVROS LTDA
(sgd)	(sgd)
By: Lúcia de Fátima Oliveira Sampaio	By: Paulo Robério Leite Sampaio

SAMPAIO & OLIVEIRA DISTRIBUIDORA	SAMPAIO & OLIVEIRA DISTRIBUIDORA
DE LIVROS LTDA	DE LIVROS LTDA
Title: Officer	Title: Officer

Witnesses:

(sgd)	(sgd)
Name: Iracilda da Conceição	Name: Sheila de Oliveira Furlan
Identity Card (RG): [****]	Identity Card (RG): [****]
Taxpayer Card (CPF): [****]

EXHIBIT I

Products

All active products for sale are available in the Customer Portal at the electronic address: http://portaldodistribuidor.abrileducacao.com.br

EXHIBIT II

Discount Percentages, Terms of Payment, Increase Percentages for the acquisition of Products by the DISTRIBUTOR;

1. Discount Percentages. As set forth in Section 3.1 of the Agreement, the DISTRIBUTOR agrees to acquire the Products for the prices in effect on the date of the respective purchase orders, after deduction of the percentages set forth below:

Segment	Discount
Didactic books	41%
Child Literature	48%
Youth Literature	45%
Supplementary educational books	45%
Atlases/Dictionaries	48%

2. Terms for Payment. Pursuant to the provisions of Section 3.2.1 of the Agreement, the DISTRIBUTOR shall observe the terms for payment of the Products as established below:

Segment	Payment Term
Didactic books	65DFS
Child Literature	65DFS
Youth Literature	65DFS
Supplementary educational books	65DFS
Atlases/Dictionaries	65DFS

3. Base Order. Discount percentages and Terms for payment of the BASE ORDER:

FIRST PHASE

DIDACTIC BOOKS
PLAN	DISCOUNT	INSTALLMENT PLAN	MATURITY DATES
Condition 1	41.0%	4 Installments	03/01/2020	04/01/2020	05/01/2020	06/01/2020	—	—
Condition 2	39.5%	5 Installments	04/02/2020	04/23/2020	05/14/2020	06/04/2020	06/25/2020	—
Condition 3	38.0%	6 Installments	05/03/2020	05/24/2020	06/14/2020	07/05/2020	07/26/2020	08/16/2020

CHILD LITERATURE
PLAN	DISCOUNT	INSTALLMENT PLAN	MATURITY DATES
Condition 1	48.0%	4 Installments	03/01/2020	04/01/2020	05/01/2020	06/01/2020
Condition 2	46.5%	5 Installments	04/02/2020	04/23/2020	05/14/2020	06/04/2020	06/25/2020	—
Condition 3	45.0%	6 Installments	05/03/2020	05/24/2020	06/14/2020	07/05/2020	07/26/2020	08/16/2020

YOUTH LITERATURE AND SUPPLEMENTARY DIDACTIC BOOKS
PLAN	DISCOUNT	INSTALLMENT PLAN	MATURITY DATES

Condition 1	45.0%	4 Installments	03/01/2020	04/01/2020	05/01/2020	06/01/2020	—	—
Condition 2	43.5%	5 Installments	04/02/2020	04/23/2020	05/14/2020	06/04/2020	06/25/2020	—
Condition 3	42.0%	6 Installments	05/03/2020	05/24/2020	06/14/2020	07/05/2020	07/26/2020	08/16/2020

ATLASES/DICTIONARIES
PLAN	DISCOUNT	INSTALLMENT PLAN	MATURITY DATES
Condition 1	48.0%	4 Installments	03/01/2020	04/01/2020	05/01/2020	06/01/2020	—	—
Condition 2	46.5%	5 Installments	04/02/2020	04/23/2020	05/14/2020	06/04/2020	06/25/2020	—
Condition 3	45.0%	6 Installments	05/03/2020	05/24/2020	06/14/2020	07/05/2020	07/26/2020	08/16/2020

SECOND PHASE

DIDACTIC BOOKS
PLAN	DISCOUNT	INSTALLMENT PLAN	MATURITY DATES
Condition 1	41.0%	3 Installments	04/15/2020	05/15/2020	06/15/2020	—
Condition 2	39.5%	3 Installments	05/10/2020	05/31/2020	06/21/2020	—
Condition 3	38.0%	4 Installments	06/11/2020	07/02/2020	07/23/2020	08/13/2020

CHILD LITERATURE
PLAN	DISCOUNT	INSTALLMENT PLAN	MATURITY DATES
Condition 1	48.0%	3 Installments	04/15/2020	05/15/2020	06/15/2020	—
Condition 2	46.5%	3 Installments	05/10/2020	05/31/2020	06/21/2020	—
Condition 3	45.0%	4 Installments	06/11/2020	07/02/2020	07/23/2020	08/13/2020

YOUTH LITERATURE AND SUPPLEMENTARY DIDACTIC BOOKS
PLAN	DISCOUNT	NSTALLMENT PLAN	MATURITY DATES
Condition 1	45.0%	3 Installments	04/15/2020	05/15/2020	06/15/2020	—
Condition 2	43.5%	3 Installments	05/10/2020	05/31/2020	06/21/2020	—
Condition 3	42.0%	4 Installments	06/11/2020	07/02/2020	07/23/2020	08/13/2020

ATLASES/DICTIONARIES
PLAN	DISCOUNT	INSTALLMENT PLAN	MATURITY DATES
Condition 1	48.0%	3 Installments	04/15/2020	05/15/2020	06/15/2020	—
Condition 2	46.5%	3 Installments	05/10/2020	05/31/2020	06/21/2020	—
Condition 3	45.0%	4 Installments	06/11/2020	07/02/2020	07/23/2020	08/13/2020

4. Increase Percentages. As provided in Section 6.1 (a) of the Agreement, in the sales made in the private market, the DISTRIBUTOR may increase up to 5% of the original amounts of the prices suggested by the PUBLISHING HOUSE for the Products.

EXHIBIT III

List of the works/collections for additional return base order

International Standard Book Number (ISBN)	Segment	Volume / Series	Collection	Work
9788547234218	Primary School	1st Grade	Ligamundo	Ligamundo Ciências 1st Grade
9788547234232	Primary School	2nd Grade	Ligamundo	Ligamundo Ciências 2nd Grade
9788547234256	Primary School	3rd Grade	Ligamundo	Ligamundo Ciências 3rd Grade
9788547234270	Primary School	4th Grade	Ligamundo	Ligamundo Ciências 4th Grade
9788547234294	Primary School	5th Grade	Ligamundo	Ligamundo Ciências 5th Grade
9788547234317	Primary School	1st Grade	Ligamundo	Ligamundo Geografia 1st Grade
9788547234331	Primary School	2nd Grade	Ligamundo	Ligamundo Geografia 2nd Grade

9788547234355	Primary School	3rd Grade	Ligamundo	Ligamundo Geografia 3rd Grade
9788547234379	Primary School	4th Grade	Ligamundo	Ligamundo Geografia 4th Grade
9788547234393	Primary School	5th Grade	Ligamundo	Ligamundo Geografia 5th Grade
9788547234416	Primary School	1st Grade	Ligamundo	Ligamundo História 1st Grade
9788547234430	Primary School	2nd Grade	Ligamundo	Ligamundo História 2nd Grade
9788547234454	Primary School	3rd Grade	Ligamundo	Ligamundo História 3rd Grade
9788547234478	Primary School	4th Grade	Ligamundo	Ligamundo História 4th Grade
9788547234492	Primary School	5th Grade	Ligamundo	Ligamundo História 5th Grade
9788547234614	Primary School	1st Grade	Ligamundo	Ligamundo Matemática 1st Grade
9788547234638	Primary School	2nd Grade	Ligamundo	Ligamundo Matemática 2nd Grade
9788547234652	Primary School	3rd Grade	Ligamundo	Ligamundo Matemática 3rd Grade
9788547234676	Primary School	4th Grade	Ligamundo	Ligamundo Matemática 4th Grade
9788547234690	Primary School	5th Grade	Ligamundo	Ligamundo Matemática 5th Grade
9788547234515	Primary School	1st Grade	Ligamundo	Ligamundo Português 1st Grade
9788547234539	Primary School	2nd Grade	Ligamundo	Ligamundo Português 2nd Grade
9788547234553	Primary School	3rd Grade	Ligamundo	Ligamundo Português 3rd Grade
9788547234577	Primary School	4th Grade	Ligamundo	Ligamundo Português 4th Grade
9788547234591	Primary School	5th Grade	Ligamundo	Ligamundo Português 5th Grade
9788547401900	Primary School	1st Grade	Marcha Criança	Marcha Criança Ciências
9788547401924	Primary School	2nd Grade	Marcha Criança	Marcha Criança Ciências
9788547401948	Primary School	3rd Grade	Marcha Criança	Marcha Criança Ciências
9788547401962	Primary School	4th Grade	Marcha Criança	Marcha Criança Ciências
9788547401986	Primary School	5th Grade	Marcha Criança	Marcha Criança Ciências
9788547402037	Primary School	1st Grade	Marcha Criança	Marcha Criança História E Geografia
9788547402075	Primary School	2nd Grade	Marcha Criança	Marcha Criança História E Geografia
9788547402105	Primary School	3rd Grade	Marcha Criança	Marcha Criança História E Geografia
9788547402129	Primary School	4th Grade	Marcha Criança	Marcha Criança História E Geografia
9788547402143	Primary School	5th Grade	Marcha Criança	Marcha Criança História E Geografia
9788547402167	Primary School	1st Grade	Marcha Criança	Marcha Criança Língua Portuguesa
9788547402181	Primary School	2nd Grade	Marcha Criança	Marcha Criança Língua Portuguesa
9788547402204	Primary School	3rd Grade	Marcha Criança	Marcha Criança Língua Portuguesa

9788547402228	Primary School	4th Grade	Marcha Criança	Marcha Criança Língua Portuguesa
9788547402242	Primary School	5th Grade	Marcha Criança	Marcha Criança Língua Portuguesa
9788547402266	Primary School	1st Grade	Marcha Criança	Marcha Criança Matemática
9788547402280	Primary School	2nd Grade	Marcha Criança	Marcha Criança Matemática
9788547402303	Primary School	3rd Grade	Marcha Criança	Marcha Criança Matemática
9788547402327	Primary School	4th Grade	Marcha Criança	Marcha Criança Matemática
9788547402341	Primary School	5th Grade	Marcha Criança	Marcha Criança Matemática
Being prepared	Primary School	1st Grade	Port Linguagens	Português Linguagens -1st Grade
Being prepared	Primary School	2nd Grade	Port Linguagens	Português Linguagens –2nd Grade
Being prepared	Primary School	3rd Grade	Port Linguagens	Português Linguagens –3rd Grade
Being prepared	Primary School	4th Grade	Port Linguagens	Português Linguagens –4th Grade
Being prepared	Primary School	5th Grade	Port Linguagens	Português Linguagens –5th Grade

International Standard Book Number (ISBN)	Segment	Volume / Series	Collection	Work
9788557691919	Junior High School	6th Grade	PORTUGUÊS: LINGUAGENS	Português: Linguagens – 6th grade
9788557691933	Junior High School	7th Grade	PORTUGUÊS: LINGUAGENS	Português: Linguagens – 7th grade
9788557691957	Junior High School	8th Grade	PORTUGUÊS: LINGUAGENS	Português: Linguagens – 8th grade
9788557691971	Junior High School	9th Grade	PORTUGUÊS: LINGUAGENS	Português: Linguagens – 9th grade
9788508192946	Junior High School	6th Grade	Teláris	Teláris Arte 6th grade
9788508192960	Junior High School	7th Grade	Teláris	Teláris Arte 7th grade
9788508192984	Junior High School	8th Grade	Teláris	Teláris Arte 8th grade
9788508193004	Junior High School	9th Grade	Teláris	Teláris Arte 9th grade
9788547236793	Junior High School	6th Grade	Companhia das Ciências	Companhia das Ciências 6th grade
9788547236816	Junior High School	7th Grade	Companhia das Ciências	Companhia das Ciências 7th grade
9788547236830	Junior High School	8th Grade	Companhia das Ciências	Companhia das Ciências 8th grade
9788547236854	Junior High School	9th Grade	Companhia das Ciências	Companhia das Ciências 9th grade

9788508193226	Junior High School	6th Grade	Teláris	Teláris Ciências 6th grade
9788508193240	Junior High School	7th Grade	Teláris	Teláris Ciências 7th grade
9788508193462	Junior High School	8th Grade	Teláris	Teláris Ciências 8th grade
9788508193486	Junior High School	9th Grade	Teláris	Teláris Ciências 9th grade
9788508193066	Junior High School	6th Grade	Teláris	Teláris Geografia 6th grade
9788508193080	Junior High School	7th Grade	Teláris	Teláris Geografia 7th grade
9788508193103	Junior High School	8th Grade	Teláris	Teláris Geografia 8th grade
9788508193127	Junior High School	9th Grade	Teláris	Teláris Geografia 9th grade
9788508193264	Junior High School	6th Grade	Teláris	Teláris História 6th grade
9788508193288	Junior High School	7th Grade	Teláris	Teláris História 7th grade
9788508193509	Junior High School	8th Grade	Teláris	Teláris História 8th grade
9788508193523	Junior High School	9th Grade	Teláris	Teláris História 9th grade
9788508193141	Junior High School	6th Grade	Teláris	Teláris Língua Portuguesa 6th grade
9788508193165	Junior High School	7th Grade	Teláris	Teláris Língua Portuguesa 7th grade
9788508193387	Junior High School	8th Grade	Teláris	Teláris Língua Portuguesa 8th grade
9788508193400	Junior High School	9th Grade	Teláris	Teláris Língua Portuguesa 9th grade
9788508193189	Junior High School	6th Grade	Teláris	Teláris Matemática 6th grade
9788508193202	Junior High School	7th Grade	Teláris	Teláris Matemática 7th grade
9788508193424	Junior High School	8th Grade	Teláris	Teláris Matemática 8th grade
9788508193448	Junior High School	9th Grade	Teláris	Teláris Matemática 9th grade

International Standard Book Number (ISBN)	Segment	Volume/ Series	Collection	Work
9788547233792	High School	Sophomore	CONECTE	Conecte Biologia—Volume 1
9788547233815	High School	Junior	CONECTE	Conecte Biologia—Volume 2
9788547233839	High School	Senior	CONECTE	Conecte Biologia—Volume 3
9788547233853	High School	Single Volume	CONECTE	Conecte Filosofia – Single Volume
9788547233723	High School	Sophomore	CONECTE	Conecte Física—Volume 1
9788547234713	High School	Junior	CONECTE	Conecte Física—Volume 2
9788547234737	High School	Senior	CONECTE	Conecte Física—Volume 3
9788547233877	High School	Sophomore	CONECTE	Conecte História—Volume 1
9788547233891	High School	Junior	CONECTE	Conecte História—Volume 2
9788547233914	High School	Senior	CONECTE	Conecte História—Volume 3
9788547233938	High School	Sophomore	CONECTE	Conecte Matemática—Volume 1
9788547233952	High School	Junior	CONECTE	Conecte Matemática—Volume 2
9788547233976	High School	Senior	CONECTE	Conecte Matemática—Volume 3
9788502635104	High School	Single Volume	CONECTE	Conecte Matemática – Single Volume
9788547233990	High School	Sophomore	CONECTE	Conecte Português Linguagens— Volume 1
9788547234010	High School	Junior	CONECTE	Conecte Português Linguagens— Volume 2
9788547234034	High School	Senior	CONECTE	Conecte Português Linguagens— Volume 3
9788547234058	High School	Sophomore	CONECTE	Conecte Química—Volume 1
9788547234072	High School	Junior	CONECTE	Conecte Química—Volume 2
9788547234096	High School	Senior	CONECTE	Conecte Química—Volume 3
9788547234119	High School	Single Volume	CONECTE	Conecte Sociologia – Single Volume
9788547233761	High School	Sophomore	CONECTE	Conecte Geografia—Volume 1
9788547234751	High School	Junior	CONECTE	Conecte Geografia—Volume 2
9788547234775	High School	Senior	CONECTE	Conecte Geografia—Volume 3

EXHIBIT IV

Base Order

1. Base Order. Pursuant to the provisions of Section 4.1 of the Agreement, the DISTRIBUTOR shall make a minimum Base Order for the purchase of Products, corresponding to the amount established below:

MINIMUM BASE ORDER COMMERCIAL YEAR 2019-2020
(R$8,800,000.00) Eight million eight thousand Reais.

2. The Base Order shall be made in two phases, as defined below, it being understood that the DISTRIBUTOR hereby agrees to make the Base Order in full by December 31, 2019, it being understood that the following periods shall apply to each of the phases.

BASE ORDER PHASES
1st Phase - 70%	November / 2019
2nd PHASE - 30%	December / 2019

3. For clarification purposes, the DISTRIBUTOR agrees to be aware that the Base Order shall be neither computed nor deducted from the commercial Target to be established by mutual agreement between the parties, pursuant to the provisions of Section 4.2.

4. In the event of noncompliance with the minimum Base Order within the agreed period, the DISTRIBUTOR shall incur the penalties set forth in the Agreement, as provided in Section 4.3.

EXHIBIT V

Municipalities that compose the Distribution Area

The distribution area encompasses all Municipalities of the State of Ceará.

EXHIBIT VI

SOMOS Code of Conduct

The SOMOS code of conduct was separately sent and is an integral part of this agreement.

EXHIBIT VII

Table per Segment of the Novelty Share

Table of parameters for application of purchase orders of the novelty shares.

Segment	Quantities
Didactic Books	0
Child Literature	5
Youth Literature	10
Supplementary educational books	10
Atlases/Dictionaries	5

Page _ of _